POWER OF ATTORNEY


The undersigned directors of Borg-Warner Automotive, Inc. (the "Corporation") hereby appoint John F. Fiedler, Laurene H. Horiszny and Gaspare G. Ruggirello as their true and lawful attorneys-in-fact, with full power for and on their behalf to execute, in their names and capacities as directors of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the Retirement Savings Plan.

This Power of Attorney automatically ends upon the termination of Mr. Fiedler's, Ms. Horiszny's and Mr. Ruggirello's service with the Corporation.

In witness whereof, the undersigned have executed this Power of Attorney on this 27th day of November, 1996.


JOHN F. FIEDLER                         ALBERT J. FITZGIBBONS, III
-------------------------------         --------------------------------
John F. Fiedler                         Albert J. Fitzgibbons, III

ALEXIS P. MICHAS                        MATTHIAS B. BOWMAN
-------------------------------         --------------------------------
Alexis P. Michas                        Matthias B. Bowman

JAMES J. KERLEY                         IVAN W. GORR
-------------------------------         --------------------------------
James J. Kerley                         Ivan W. Gorr

PAUL E. GLASKE                          DONALD C. TRAUSCHT
-------------------------------         ---------------------------------
Paul E. Glaske                          Donald C. Trauscht

JERE A. DRUMMOND
-------------------------------
Jere A. Drummond

                                 POWER OF ATTORNEY


The undersigned officers of Borg-Warner Automotive, Inc. (the "Corporation") hereby appoint John F. Fiedler, Laurene H. Horiszny and Gaspare G. Ruggirello as their true and lawful attorneys-in-fact, with full power for and on their behalf to execute, in their names and capacities as officers of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the Retirement Savings Plan.

This Power of Attorney automatically ends upon the termination of Mr. Fiedler's, Ms. Horiszny's and Mr. Ruggirello's service with the Corporation.

In witness whereof, the undersigned have executed this Power of Attorney on this 27th day of November, 1996.


ROBIN J. ADAMS                     WILLIAM C. CLINE
------------------------           ---------------------------------
Robin J. Adams                     William C. Cline